Corporate Presentation March 2026 Exhibit 99.2

This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated discovery, preclinical and clinical development activities for Prelude’s product candidates and milestones, the potential safety, efficacy, benefits and addressable market for Prelude Therapeutic Incorporated's (the "Company") product candidates. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ “aim,” ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, and any other applicable securities laws. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024. Forward Looking Statements & Disclaimers

We are on a mission to extend the promise of precision medicine to every cancer patient in need Select the best modality to precisely target oncogenic mechanisms Strive for first- or best-in-class and anchor to patient unmet need Draw on decades of experience and proven leadership to drive innovation

Kris Vaddi, PhD Chief Executive Officer Andrew Combs, PhD Chief Chemistry Officer Sean Brusky, MBA Chief Business & Strategy Officer Peggy Scherle, PhD Chief Scientific Officer Bryant Lim, J.D. Chief Financial Officer, Chief Legal Officer, Secretary Dr. Victor Sandor, former CMO at Array BioPharma and current member of our Board of Directors, is serving as a senior medical advisor, providing strategic and operational leadership for our clinical development programs Experienced Leadership Team With Proven Track Records

Prelude's Pipeline & Discovery Engine

PROGRAM	POTENTIAL INDICATIONS	DISCOVERY/ LEAD OPT.	IND-ENABLING	PHASE 1	PROGRAM INTEREST	MILESTONES
JAK2V617F Mutant Selective JH2 Inhibitors	VF+ myeloproliferative neoplasms (MPNs) (MF, PV, ET)	PRT12396			Incyte[1]	Phase 1 initiation anticipated in 2Q 2026
KAT6A Selective Degraders	ER+ breast cancer, other malignancies	PRT13722			Prelude wholly owned	IND filing mid-2026
mCALR DAC	CALR-mutated MPNs (ET, MF)				Prelude wholly owned	Oral abstract presented at ASH 2025
Degrader Payloads for DACs	Broad utility across multiple indications		*Proprietary degrader payloads available for licensing to partners developing next generation DACs*		AbCellera[2] . . .	Additional Partnerships

JAK2, janus kinase 2; JH2, JAK2 homology domain 2 (pseudokinase regulatory domain); VF+, V617F mutated; MPNs, myeloproliferative neoplasms; MF, myelofibrosis; PV, polycythemia vera; ET, essential thrombocythemia; ER+, estrogen receptor positive; DAC, degrader antibody conjugate; mCALR = mutated calreticulin

1 - Exclusive option agreement with Incyte (Nov. 2025)

2 - DAC Discovery Collaboration with AbCellera (Nov. 2023, amended and expanded 2H 2025)

Prelude THERAPEUTICS

5

Our Investment Thesis Centers on Advancing Two Programs – Both Representing Highly Differentiated Approaches to Clinically Validated Targets KAT6A Highly Selective Oral Degraders JAK2V617F Mutant Selective Inhibitors First-in-class KAT6A degraders, with absolute selectivity over KAT6B – a differentiated modality and selectivity profile with potential to become a backbone therapy in the treatment of ER+ breast cancer Potentially transformative JAK2V617F allosteric JH2 inhibitors with potential to reduce mutant allele burden and modify the course of disease progression in patients with myeloproliferative neoplasms (MPNs)

JAK2V617F is the Primary Driver Mutation Leading to Activated JAK-STAT Signaling, Uncontrolled Proliferation, and Disease Progression in MPNs

- The JAK-STAT pathway mediates growth factor signaling, most notably:
  - Thrombopoietin receptor for platelet production
  - Erythropoietin receptor for red blood cell production
- The JAK2V617F mutation leads to growth factor-independent hyperactivation of JAK-STAT pathway and uncontrolled myeloid and erythroid proliferation
- Inhibition of wildtype JAK2 causes anemia and thrombocytopenia and current JAK inhibitors, like ruxolitinib (Jakafi®), while effective, equally inhibit both WT and V617F-mutated (VF+) JAK2
- JAK2 JH2 inhibitors that selectively target VF+ progenitor cells have potential to reduce mutant allele burden, modify disease progression, and transform treatment outcomes for MPN patients


A
Wild-type JAK2
without erythropoietin
Wild-type JAK2
with erythropoietin
JAK2 with V617F mutation
without erythropoietin
EPOR
Epo
JAK2
JAK2
V617F
P
No signal
STAT
PI3K
RAS–MAPK
Jakafi®
STAT
PI3K
RAS–MAPK
B
Progenitor cells
Terminally differentiated cells
EPOR
Stem cell
Unknown
receptor
Red cells
MPL
Megakaryocytes
G-CSFR
Granulocytes

Campbell P.J. and Green A.R. N Engl J Med 2006;355:2452-2466

Jakafi® is a registered trademark of Incyte Corporation

7

A JAK2V617F Mutant Selective Inhibitor Could Become a Disease Modifying Option for the Majority of MPN Patients and Represents an Expansive Opportunity


Nonmutated
JAK2 V617F Mutated
~95%

Polycythemia Vera (PV)

~142,000


MPL mutation
Nonmutated
CALR Mutated
JAK2 V617F Mutated
~60%

Essential Thrombocythemia (ET)

~78,500


MPL mutation
Nonmutated
CALR Mutated
JAK2 V617F Mutated
~55%

Primary Myelofibrosis (PMF)

~8,000

Est. # of U.S. Patients with JAK2V617F Mutation
~228,500

Sources: NCI SEER Database (accessed Dec 2024), Leukemia & Lymphoma Society Facts & Figures; F. Passamonte et.al., "Clinical Significance of JAK2 V617F Mutant Allele Burden"; Haematologica 2009 Jan;94(1):7–10

Prelude THERAPEUTICS

8

Prelude Scientists Recently Discovered the First Known JAK2 Inhibitors That Bind in the JAK2 JH2 “Deep Pocket” Where the V617F Mutation Resides Prelude JAK2 JH2 Inhibitors Bind into the “Deep Pocket” Adjacent to V617F Mutation Allosteric JH2 Regulatory Domain vs Catalytic Domain

JAK2V617F Mutant Selective Inhibitors Are Highly Differentiated From 1st Generation JAK Inhibitors in a Large and Growing Market

- Global sales of ruxolitinib (Jakafi® /Jakavi®) alone grew to over $4.5B in 2024[1,2]
  - Continuing strong sales growth for ruxolitinib in PV
- First generation JAK inhibitors have delivered transformative efficacy for MF patients
  - Highly effective at reducing symptoms and spleen size
  - However, toxicities from wild-type activity limit ability to reach maximal efficacy
- Ruxolitinib is the only JAK inhibitor approved in PV (2L only) and none are approved in ET
- Prelude's JAK2V617F mutant selective inhibitors demonstrate:
  - Potent and selective reduction in JAK2V617F cells *in vitro* compared to WT cells
  - Improved efficacy, reduced toxicity, and rapid reduction of mutant alleles *in vivo*
  - Potential for transformative efficacy and disease modification in PV, ET and MF

First Public Disclosure of Preclinical Data on Prelude's JAK2V617F Program Presented at ASH 2025

1 - Incyte Pharmaceuticals (Q4 2024 Financial Results and Corporate Update Presentation, February 10, 2025); Jakafi is a registered trademark of Incyte
2 - Novartis Pharmaceuticals (Full Year 2024 Product Sales, Accessed August 2025; Jakavi is a registered trademark of Novartis

Prelude THERAPEUTICS 10

JAK2V617F Program[1]: Phase 1 Study Design (Illustrative)

Phase 1a Dose Escalation


MF
hrPV
DL(n) (N=3-6)
DL2 (N=3-6)
DL1 (N=3-6)
DL(n) (N=3-6)
DL2 (N=3-6)
DL1 (N=3-6)

Expansion Cohorts

Expansion in hrPV & MF at Dose

OBJECTIVE

- CHR rate, durability (24 week) and molecular response rate (allele burden reduction)
- Spleen and symptom benefit
- Data generation in preparation for first registrational trial(s)


2026
2027
2028
2029
Phase 1
(MF & hrPV)
Phase 1 Expansion Cohorts

First Look at Spleen/Symptoms/CHR
Mutant Allele Burden

1 - Subject to exclusive option agreement with Incyte (announced November 2025)
MPNs, myeloproliferative neoplasms; MF, myelofibrosis; hrPV, high risk polycythemia vera; CHR, complete hematologic response; DL, dose level

Prelude THERAPEUTICS

11

Exclusive option agreement with Incyte (announced November 2025) Option Agreement With Incyte Provides Significant Capital to Further Advance Our JAK2V617F and KAT6A Programs

Our Investment Thesis Centers on Advancing Two Programs – Both Representing Highly Differentiated Approaches to Clinically Validated Targets KAT6A Highly Selective Oral Degraders JAK2V617F Mutant Selective Inhibitors First-in-class KAT6A degraders, with absolute selectivity over KAT6B – a differentiated modality and selectivity profile with potential to become a backbone therapy in the treatment of ER+ breast cancer Potentially transformative JAK2V617F allosteric JH2 inhibitors with potential to reduce mutant allele burden and modify the course of disease progression in patients with myeloproliferative neoplasms (MPNs)

KAT6 is an emerging, clinically-validated target in ER+ breast cancer A KAT6A/B dual inhibitor (PF-07248144, prifetrestat) has initiated a pivotal phase 2/3 trial in combination with fulvestrant, after progression on a CDK4/6 inhibitor1 Limited monotherapy activity, but compelling efficacy in combo with fulvestrant in post-CDK4/6 inhibitor setting in a broad (unselected) population of ER+ BC1 Clinically relevant safety observations including grade 3/4 neutropenia and dysgeusia are challenging and may limit dosing to maximal benefit in combination with SoC treatments (e.g., CDK4/6 inhibitors)1 Prelude’s KAT6A selective degrader program aims to differentiate based on: Efficacy as monotherapy or in combination Potential for lower risk of hematological toxicity and neutropenia Improved combinability and synergy with other agents (e.g., oral SERDs, AIs, CDK4/6s, PI3Kas) Prelude’s lead (PRT13722) is in IND-enabling studies and on track for IND filing in mid-2026 1 - P LoRusso, et al., Dose optimization of PF-07248144, a first-in-class KAT6 inhibitor, in patients (pts) with ER+/HER2− metastatic breast cancer (mBC): Results from phase 1 study to support the recommended phase 3 dose (RP3D) ASCO 2025 Annual Meeting, J Clin Oncol 43, 1020 (2025) Prelude’s Oral KAT6A Selective Degrader Program

KAT6 Landscape is Evolving, But Most Others Are Pursuing Inhibitor Approaches

Company	Asset	Program Status	KAT(X) Inhibitor
Pfizer	PF-07248144 (prifetrastat)	Ph2/3	KAT6A/B Inhibitor
Olema, Aurigene	OP-3136	Ph1	KAT6A/B Inhibitor
Menarini, Insilico	MEN2312	Ph1	KAT6A/B Inhibitor
BeOne	BG-75202	Ph1	KAT6A/B Inhibitor
Pfizer	PF-08032562	Ph1	KAT6A/B/7 Inhibitor
Ideaya	IDE251	IND	KAT6A/B/7 Inhibitor
Others	Multiple	Research / Preclinical	KAT6A/B Inhibitors
Prelude	**PRT13722**	**IND-enabling**	**KAT6A Degrader**

- Pfizer Clinical Candidate PF-07248144 (prifetrastat)
  - Clinical PoC in combination with fulvestrant for ER+ BC
  - Advancing to Ph2/3 registrational trial
- Olema, Menarini and BeOne
  - Starting Ph1 with chemotypes very similar to Pfizer
  - All are KAT6A/B dual inhibitors
- Ideaya, Pfizer
  - KAT6A/B and KAT7 cross-selective inhibitors
  - KAT7 inhibition may play a role beyond ER+ BC
- Others
  - Multiple research-stage programs globally

Prelude is the first KAT6A selective degrader* poised to enter the clinic in 2026

* Based on recent patent and literature search (as of March 1, 2026)

Prelude THERAPEUTICS 15

Selective KAT6A Degradation Represents a Differentiated Approach Versus KAT6A/B/(7) Inhibition With Significantly Broader Commercial Potential



2L/3L+ r/r ER+/HER2- mBC
1L ER+/HER2- mBC
Early-stage ER+ BC (adjuvant, neo-adjuvant)
Current SoC[1]
• Fulvestrant + CDK4/6i
• Targeted therapies
• Chemotherapy
• Aromatase Inhibitors + CDK4/6 inhibitors
• Future: Oral SERDs, next gen CDK2/4/6s, targeted therapies, ADCs, others
• Endocrine therapy / AIs
• Future: Oral SERDs, others
KAT6A/B/(7) Inhibitors
Pfizer, BeOne, Olema, Ideaya, Menarini, Others
• Limited monotherapy efficacy reported to date with KAT6A/B inhibitors
• KAT6B-mediated neutropenia may limit combinability with SoC agents used in the frontline setting (e.g., CDK4/6s, PI3Kαs, etc.)
KAT6A Selective Degrader
Prelude THERAPEUTICS
• First-in-class opportunity: Only KAT6 degrader approaching clinical development
• Potential for best-in-class monotherapy and combination efficacy
• KAT6A selectivity may contribute to lower neutropenia and improve combinability
$42B total market by 2033 [2]

1 - NCCN Treatment Guidelines for Invasive Metastatic and Early Stage Breast Cancer (v5.2025)
2 - Vision Research Reports; "Estrogen Receptor Positive Breast Cancer Treatment Market Forecast 2024-2033. ER+ BC Treatment Market Size | Companies

Prelude THERAPEUTICS 16

PRT13722: Our Lead KAT6A Selective Degrader Development Candidate

PRT13722: Highly Potent KAT6A Degrader in Preclinical Models

- Absolute kinetic selectivity for KAT6A over KAT6B (>1000-fold)
- Global proteomics demonstrates highly selective KAT6A degradation
- Excellent oral PK across species
- Compelling *in vivo* efficacy as monotherapy in multiple models
- Reduced effect on neutrophils in preclinical models
- Non-GLP DRF studies complete
- IND-enabling studies underway

Prelude Data on File

Absolute Degradation Selectivity (KAT6A vs KAT6B)



KAT6A
KAT6B
KAT6A Protein Expression (% DMSO)
150
100
50
0
0.00001
0.0001
0.001
0.01
0.1
1
10
PRT13722 (μM)



KAT6A
KAT6B
KAT7
KAT8
KAT5
-log10 (p value)
6
5
4
3
2
1
0
-3
-2
-1
0
1
2
3
PRT13722 (10nM)/DMSO (Log2 Ratio)

Compelling *In Vivo* Efficacy (Complete Regressions)



ZR-75 Breast Cancer CDX Model
Tumor volume (mm^3 ±SEM)
1400
1200
1000
800
600
400
200
0
0
10
20
30
Days After Start of Treatment
PRT13722
0.04 mg/kg, PO, QD
0.2 mg/kg, PO, QD
1 mg/kg, PO, QD
5 mg/kg, PO, QD

17

PRT13722 demonstrates dose-dependent efficacy, driving tumor regressions at low oral doses in preclinical models Well-tolerated with no observed body weight loss in preclinical models PRT13722 Monotherapy Drives Tumor Regressions in the Challenging T47-D Breast Cancer Model with Improved Efficacy Over Prifetrestat + Fulvestrant Combination Significant TGI as Monotherapy vs. prifetrestat + fulvestrant Tumor Regressions Observed at Low Doses TGI, tumor growth inhibition; PO, orally administered; QD, once daily; BID, twice daily; CRD, clinically relevant dose; Veh, vehicle Prelude Data on File Vehicle PRT13722, 0.3 mg/kg, PO QD PRT13722, 0.3 mg/kg, PO BID PRT13722, 3.0 mg/kg, PO QD PRT13722 Monotherapy prifetrestat + fulvestrant

KAT6A Selective Degraders Show Potential for Lower Bone Marrow Toxicity in Preclinical Models Compared to KAT6A/B Dual Inhibitors Neutrophils Day 5 Dose Response of CFU-GM Low Dose High Dose High Dose Low Dose KAT6A degrader KAT6A degrader Ex vivo and in vivo studies with early KAT6A selective degrader tool compounds showed limited effects on neutrophils in contrast to dual KAT6A/B inhibitors or degraders; in non-GLP toxicology studies, PRT13722 was well tolerated with no dose dependent impact on neutrophils observed 1 1 - Impact on neutrophils and other hematologic safety parameters to be further assessed as part of on-going 28 day toxicology studies with PRT13722 Prelude Data on File

Prelude is advancing a first-in-class, highly selective KAT6A degrader (PRT13722) with broad potential to become a new backbone therapy in the treatment of ER+ breast cancer PRT13722 has potential to achieve best-in-class efficacy relative to dual KAT6A/B inhibitors PRT13722 has completed dosing in non-GLP toxicology studies and was well tolerated, supporting potential to differentiate further based on overall safety and broad combinability with other agents On track for IND filing in mid-2026 with phase 1 start expected in 2H 2026 KAT6A Selective Degrader Program Summary

Degrader Antibody Conjugates (DACs) Represent the Next Generation of ADCs

Model of Precision DAC
(DAR 4 example)



Targeted Protein Degrader (TPD) Payload

Property	Traditional ADC	Precision DAC
Potency	✓	✓
Antibody Selectivity	✓	✓
Payload Selectivity	X	✓
PD Marker - Payload	X	✓
Non-Genotoxic	X	✓

- **Precision DACs enable improved selectivity in two ways**
  - ✓ **Antibodies** target tumor-specific cell surface antigens sparing healthy cells, and
  - ✓ **Targeted Protein Degraders** address critical proteins in validated biological pathways
- **Potential to deliver both improved efficacy and improved tolerability**

For a review of ADCs, see Fu, Z., Li, S., Han, S. *et al. Sig Transduct Target Ther* **7**, 93 (2022).

Prelude THERAPEUTICS 21

Prelude's Degrader Payloads: Engineered to Improve Efficacy, Tolerability and Developability Compared to Traditional Cytotoxic Payloads

Payload	Rationale	DAC Properties			Prelude Degrader Payload-Linkers
		Efficacy	Tolerability	Developability	
Exceptional Potency (pM)	Allows low DAR; Catalytic effect	+		+	SMARCA2/4 Dual Degraders (VHL- and CRBN- based) CDK9 Degraders
Permeable	Enable localized bystander effect	+			
or					
Non-Permeable	Limit off-target toxicity from payload diffusion		+		
Highly stable E3 Ligase binder	Long $t_{1/2}$ in vivo; Stable drug substance	+		+	
Prodrug	Lower risk of cleavage in plasma		+	+	
High Clearance	Rapid clearance in plasma		+		
Non-Genotoxic	Indications beyond cancer		+		

Prelude's Degrader Payloads Have the Potential to Deliver Novel DACs with Improved Efficacy and Therapeutic Index

Prelude THERAPEUTICS 22

Mutated Calreticulin (mCALR) Represents a Promising Target for Next Generation DACs


MPL mutation
Nonmutated
CALR Mutated ~35%
JAK2 V617F Mutated ~55%
MPL mutation
Nonmutated
CALR Mutated ~25%
JAK2 V617F Mutated ~60%
Nonmutated
JAK2 V617F Mutated ~95%

Primary Myelofibrosis (PMF) — **~5,000**

Essential Thrombocythemia (ET) — **~32,500**

Polycythemia Vera (PV) — **N/A**

Est. # of US Pts. with CALR Mutation

mCALR is emerging as a clinically validated target in MPNs with disease modifying potential

Sources: NCI SEER Database (accessed Dec 2024), Leukemia & Lymphoma Society Facts & Figures; J.How et. al., Mutant calreticulin in myeloproliferative neoplasms, *Blood* (2019) 134 (25): 2242–2248

Mutant CALR is a neoantigen presented on the cell surface of malignant cells but not normal cells and is found in 25-35% of patients with Myelofibrosis (MF) and ET

SMARCA2/4 and CDK9 degraders are both highly active in CALR mutated MPN cell lines and can be used as payloads for mCALR-targeted DACs

mCALR-targeted DACs, delivering Prelude's degrader payloads to disease-initiating clones have the potential to be first-in-class, disease modifying therapies

23

CALR x SMARCA2/4 DACs Demonstrate Robust and Selective Tumor Growth Inhibition and Improved Potency vs. Antibody Alone in CALR Mutant Cells



CALR mAb
SMARCA2/4 Degrader
Linker
mutant CALR
MPL
Internalization
Payload cleavage
Lysosome
Payload release
Cell death
ER
Nucleus
Cytoplasm

Selective Cytotoxicity *in vitro*



7 days
Cell viability (%)
100
50
0
>68x
TF-1 CALR WT
TF-1 CALR del52
0.001
0.01
0.1
1
10
CALR x SMARCA2/4 DAC (µg/ml)

Robust Tumor Growth Inhibition *in vivo*



2000
1500
1000
500
0
Vehicle
CALR x SMARCA2/4 DAC
Tumor Volume (mm3) ± SEM
* 88% TGI
0
3
6
9
12
Day post-treatment

100x Better Potency

DAC



CALRins5 MF HSCs
Healthy HSCs
CD34+ Cells (% of control)
100
50
0
Vehicle
0.1
1
Rux 100nM
Rux 500nM
ADC 480 (µg/ml)

Naked Ab



Lin-CD34+CD38- HSPCs (%)
120
100
80
60
40
20
0
ns
*
**
*
***
IgG
10
25
50
100
[INCA033989] (µg/mL)
WT
mutCALR ID: 109647

Fultang N., *et al.*, EHA2025 Oral Abstract, 12 June 25; Discovery Of First-in-class Precision ADCs Targeting Mutant Calreticulin For The Treatment Of MPNs. (Link)

1 - Abstract now available: ASH Annual Meeting & Exposition - Hematology.org

THERAPEUTICS 24

Executive Summary Lead JAK2V617F mutant selective inhibitor (PRT12396) IND accepted and on track for Phase 1 study initiation in 2Q 20261 First-in-class KAT6A selective degrader (PRT13722) on track to enter the clinic in 2026 with clear path to differentiation in ER+ breast cancer market Novel approaches to clinically-validated targets (e.g., mCALR) poised to deliver differentiated pipeline candidates beyond JAK2 and KAT6 Current cash runway expected into second quarter of 2027 with $106 million in cash, cash equivalents, restricted cash and marketable securities as of December 31, 2025  1 - Subject of exclusive option agreement with Incyte (announced November 2025)

Thank You Contact Us: Robert Doody SVP, Investor Relations rdoody@preludetx.com